Common stock	12 Months Ended
Dec. 31, 2019
Common stock [Abstract]
Common stock
7. Common stock
The voting, dividend and liquidation rights of the holders of the Company’s common stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth above. Each share of common stock entitles the holder to one vote, together with the holders of the Preferred Stock, on all matters submitted to the stockholders for a vote.